1999 ANNUAL BONUS DEFERRAL ELECTION

Please submit my request as follows with respect to any 1999 annual cash bonus which may be awarded to me by Ralston Purina Company or its affiliates. I understand that any decision regarding any 1999 annual bonus that may be paid to me or deferred for future payment is at the discretion of management and the Human Resources Committee. I further understand that an election to defer, once made, is IRREVOCABLE.
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DEFERRAL ELECTION   PLEASE CHECK ONE BOX BELOW.  YOU MUST DEFER AT LEAST $1,000
                    TO PARTICIPATE.

/ /  NO DEFERRAL    Check here if you do not wish to defer any portion of your
                    1999 annual bonus.  Complete Acknowledgement section below.
/ /  DEFERRAL       I elect to defer _______ % or defer all up to $____________
                    or defer all in excess of $____________ of any 1999 annual bonus. Complete Allocation, Distribution, and
                    Acknowledgement sections  below.


ALLOCATION ELECTION  PLEASE SELECT IN WHOLE PERCENTAGE INCREMENTS.  TOTAL MUST
                     EQUAL 100%.

I elect to allocate my deferral to the following funds:

/ /   Equity Option Account (25% Company Match)                               %
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/ /   Variable Interest Account                                               %
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DISTRIBUTION ELECTION   CHECK APPROPRIATE BOXES MAKING SURE PERCENTAGES TOTAL
                         100%.

/ /   I elect to receive  ______%  of  my 1999 annual bonus deferral amount as a short-term  payout  in  January 2000 with interest calculated under the terms of
the  Variable  Interest  Option.    Payable  in  lump  sum.

/ /   I  elect  to receive ______% of my 1999 annual bonus deferral amount as an intermediate-term  payout  in  January, _______  (indicate any year beginning in
2003  or  later).    Payable  in  lump  sum  only.

/ /   I  elect  to receive  ______% of my 1999 annual bonus deferral amount as a retirement/termination  payment.

SELECT A PAYOUT DISTRIBUTION FORM BELOW. Note that distributions made before termination at age 50 or older will be in lump-sump form only. This election will  apply  to  distributions of all Deferred Compensation Plan accounts except
                                  ---
for the Fixed Benefit Option. Because of IRS rules regarding the constructive receipt of income, this payment form election can only apply to distributions made on or after 1/1/2000. Distributions made in 1999 will be in lump-sum form only regardless of your election of an installment payment.

/ / Lump-sum  payment    / / 5 Annual Installments    / / 10 Annual Installments

ACKNOWLEDGEMENT

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Social  Security  Number                    Signature

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Today's  Date                    Name  (Type  or  Print)    Location/Floor  #

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Division/Business  Unit          Department

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Home  Street  Address             City                      State    Zip

     MAIL OR FAX TO CORPORATE COMPENSATION - 1A - ST. LOUIS - 314-982-2490 THIS FORM MUST BE RECEIVED BY CORPORATE COMPENSATION NO LATER THAN
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                              DECEMBER 31, 1998